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                                                                    Exhibit 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     I, Charles F. Cargile, Vice President and Chief Financial Officer of Newport Corporation (the "Company"), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that
(i) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (ii) the information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of the Company.

                                          /s/ Charles F. Cargile
                                          --------------------------------------
                                          Charles F. Cargile
                                          Vice President and Chief Financial
                                          Officer